UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): October 1, 2012

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54080	20-4947667
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1502 17th Street SE Pipestone, MN 56164	56164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

October 1, 2012

Item 5.07                 Submission of Matters to a Vote of Security Holders

On October 1, 2012, Juhl Wind, Inc. (the “Company”) held the Company’s 2012 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders reelected each of the following nominees to the board of directors of the Company to serve the terms as indicated:

Class I Director (to serve until 2013):

Edward C. Hurley

Class II Directors (to serve until 2014):

John Mitola
General Wesley Clark (ret.)

Class III Directors (to serve until 2015):

James W. Beck
Daniel J. Juhl

The stockholders also approved amendments to the Company’s 2008 Incentive Compensation Plan (the “Incentive Compensation Plan”) as follows: (a) to increase the number of shares available for awards thereunder subject to other requisite approval; (b) to amend, retroactively, the annual per-participant limit for the grant of awards to conform to the original intent of the Incentive Compensation Plan; and (c) to make certain administrative revisions.

The description of the amendments to the Company’s current Incentive Compensation Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 29, 2012 and is herein incorporated by reference in response to this Item 5.07.

Additionally, the stockholders approved an amendment to the Company’s Certificate of Incorporation to change the name of the Company from Juhl Wind, Inc. to Juhl Energy, Inc.

Finally, the stockholders ratified the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2012.

The voting at the annual meeting was as follows:

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1.	Approval of Amendment to Incentive Compensation Plan, subject to other requisite approval, to increase number of available shares

For	Against	Abstain	Broker Non-Votes
15,797,921	90,836	1,796,244	3,155,008

2.	Approval of Amendment to Incentive Compensation Plan to approve, retroactively, the annual per-participant limit

For	Against	Abstain	Broker Non-Votes
15,800,431	88,826	1,795,744	3,155,008

3.	Approval of Amendment to Incentive Compensation Plan to make administrative changes

For	Against	Abstain	Broker Non-Votes
15,811,126	77,131	1,796,744	3,155,008

4.	Election of Directors

Class I Nominee	For	Abstain	Broker Non-Votes
Edward C. Hurley	17,566,447	118,554	3,155,008

Class II Nominees	For	Abstain	Broker Non-Votes
John Mitola	17,564,947	120,054	3,155,008
General Wesley Clark (ret.)	17,565,947	119,054	3,155,008

Class III Nominees	For	Abstain	Broker Non-Votes
James W. Beck	17,565,447	119,554	3,155,008
Daniel J. Juhl	17,566,447	118,554	3,155,008

5.	Approval of Certificate of Amendment to Certificate of Incorporation to change the name of the Company

For	Against	Abstain	Broker Non-Votes
17,590,921	2,816	91,264	3,155,008

6.	Ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s Independent Auditors

For	Against	Abstain	Broker Non-Votes
17,592,937	800	91,264	3,155,008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 2012	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President

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